UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2014 (October 8, 2014)

FMSA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36670	34-1831554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8834 Mayfield Road

Chesterland, Ohio 44025

(Address of Principal Executive Offices) (Zip Code)

(800) 255-7263

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 8, 2014, FMSA Holdings Inc. (the “Company”) completed its initial public offering (the “Offering”) of 25,000,000 shares of the Company’s common stock by the selling stockholders, par value $0.01 per share, at a price to the public of $16.00 per share ($15.16 net of underwriting discounts and commissions) pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-198322) (as amended, the “Registration Statement”). The material terms of the Offering are described in the prospectus, dated October 2, 2014 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 6, 2014.

Fourth Amended and Restated Stockholders’ Agreement

On October 8, 2014, in connection with the Offering, the Company amended and restated its stockholders’ agreement (the “Fourth Amended and Restated Stockholders’ Agreement”) to, among certain other things, remove ASP FML Holdings, LLC’s (“ASP FML”) right to elect (or cause to be elected) three of its directors and to revise certain registration rights as described below:

Registration Rights

Pursuant to the Fourth Amended and Restated Stockholders’ Agreement, the Company will be obligated to register the sale of shares of its common stock under certain circumstances.

Demand Rights. Subject to the limitations set forth below, certain major stockholders (or their permitted transferees), including ASP FML, will have the right to require the Company by written notice to prepare and file a registration statement registering the offer and sale of a number of their shares of common stock. Generally, the Company will be required to provide notice of a request by such a major stockholder within one business day following the receipt of such demand request to all other such major stockholders, who may, in certain circumstances, participate in the registration.

The Company will also not be obligated to effect any demand registration in which a notice is received within 90 days after the closing of an underwritten offering, during a Company blackout period, or in which the anticipated aggregate offering price included in such offering is less than $50 million. Once the Company is eligible to effect a registration on Form S-3, any such demand registration may be for a shelf registration statement. Any demand for an underwritten offering pursuant to an effective shelf registration statement shall constitute a demand request subject to the limitations set forth above. The Company will be required to maintain the effectiveness of any such registration statement until the consummation of the distribution by the participating holders.

Piggy-back Rights. If, at any time, subject to certain customary limitations the Company proposes to register an offering of common stock (subject to certain exceptions) for its own account or for the account of any third party (including a demand registration), then it must give written notice to all holders who own registrable securities, the gross offering price of which is anticipated to be at least $5 million to allow them to include a specified number of their shares in that registration statement.

Conditions and Limitations; Expenses. These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration and the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the registration rights agreement, regardless of whether a registration statement is filed or becomes effective.

The foregoing description of the Fourth Amended and Restated Stockholders’ Agreement is not complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Stockholders’ Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Indemnification Agreements

In connection with the closing of the Offering, the Company entered into Indemnification Agreements (“Indemnification Agreements”) with each of the executive officers and directors of the Company. These Indemnification Agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements, which are attached as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12 and 10.13 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in Item 1.01 hereto under the heading “Fourth Amended and Restated Stockholders’ Agreement” and in Item 5.03 hereto is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Certificate of Incorporation

On October 8, 2014, prior to the closing of the Offering, the Company amended and restated its Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on October 8, 2014. A description of the Certificate of Incorporation is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Bylaws

On October 8, 2014, prior to the closing of the Offering, the Company amended and restated its Bylaws (as amended and restated, the “Bylaws”). A description of the Bylaws is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Fourth Amended and Restated Stockholders’ Agreement

The description of the Fourth Amended and Restated Stockholders’ Agreement provided above under Item 1.01 is incorporated in this Item 5.03 by reference. A copy of the Fourth Amended and Restated Stockholders’ Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of FMSA Holdings Inc.

3.2	Fourth Amended and Restated Bylaws of FMSA Holdings Inc.

10.1	Fourth Amended and Restated Stockholders Agreement

10.2*	Indemnification Agreement (Deckard)

10.3*	Indemnification Agreement (Nagel)

10.4*	Indemnification Agreement (Fodo)

10.5*	Indemnification Agreement (Smith)

10.6*	Indemnification Agreement (Clancey)

10.7*	Indemnification Agreement (Crandall)

10.8*	Indemnification Agreement (Conway)

10.9*	Indemnification Agreement (Fowler)

10.10*	Indemnification Agreement (Kelly)

10.11*	Indemnification Agreement (LeBaron)

10.12*	Indemnification Agreement (Sand)

10.13*	Indemnification Agreement (Schultz)

*	Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMSA HOLDINGS INC.

By:	/s/ David J. Crandall
David J. Crandall
Vice President, General Counsel & Secretary

Dated: October 14, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated Certificate of Incorporation of FMSA Holdings Inc.

3.2	Fourth Amended and Restated Bylaws of FMSA Holdings Inc.

10.1	Fourth Amended and Restated Stockholders Agreement

10.2*	Indemnification Agreement (Deckard)

10.3*	Indemnification Agreement (Nagel)

10.4*	Indemnification Agreement (Fodo)

10.5*	Indemnification Agreement (Smith)

10.6*	Indemnification Agreement (Clancey)

10.7*	Indemnification Agreement (Crandall)

10.8*	Indemnification Agreement (Conway)

10.9*	Indemnification Agreement (Fowler)

10.10*	Indemnification Agreement (Kelly)

10.11*	Indemnification Agreement (LeBaron)

10.12*	Indemnification Agreement (Sand)

10.13*	Indemnification Agreement (Schultz)

*	Compensatory plan or arrangement.